UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSMEX

Putnam Short-Term Municipal Income Fund

Annual report
11|30|15

A world of investing.®

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Short-Term Municipal Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. The portfolio managers can select bonds with lower interest-rate sensitivity from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/15 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.63% ($923)
3.39% ($1,919)
3.82% ($2,160)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/15. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
7.49%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1986–2014 (July 2015).

2 Short-Term Municipal Income Fund

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Short-Term Municipal Income Fund

Interview with your fund’s portfolio managers

What was the environment like for short-term municipal bonds during the 12-month reporting period ended November 30, 2015?

Thalia: As an asset class, municipal bonds fared relatively well during the reporting period, posting gains that were generally in line with or exceeded the broader U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, as well as U.S. Treasuries. With interest rates just slightly higher by period-end, short-term municipal bonds underperformed intermediate-term and longer-term municipal bonds on an absolute basis. The short end of the yield curve has been traditionally more sensitive to fears of a Fed tightening and, as such, sold off more than longer-maturity bonds.

Expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on the markets throughout the reporting period. However, the Fed’s intention to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping concerns of economic slowdowns in Europe and China and low commodity prices. Historically low commodity prices were especially noteworthy, as falling oil prices have eased inflationary pressures on the U.S. economy — keeping inflation well below the Fed’s 2% target for price stability. With a nod to those concerns and the stronger U.S.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Short-Term Municipal Income Fund	5

dollar, the central bank left its benchmark rate unchanged during the period.

Were supply/demand [technical] factors favorable for the asset class during the reporting period?

Paul: Yes. Technicals were generally supportive of municipal bond prices and helped to offset negative pressure from the heightened market volatility and the trend toward slightly higher interest rates in anticipation of Fed action. The supply of municipal bond issuance was relatively heavy, 24.3% higher on a year-to-date basis through November 2015 compared with the same period in 2014. The bulk of new issuance had been earmarked for refinancing activity as municipal issuers took advantage of the low-interest-rate environment to replace their older, higher-coupon bonds with lower-cost debt. Demand held up relatively well despite the heightened volatility, which we believe was largely due to investors’ penchant for attractive income alternatives.

Municipal bond flows did turn modestly negative in the third quarter of 2015. We believe this development was more a result of broader market factors rather than fundamentals within the municipal bond market. Once the market volatility calmed, inflows resumed, primarily into national and long-term funds. Credit spreads [the difference in yield between higher- and lower-quality municipal bonds] narrowed a bit during the period, contributing to slightly better returns for lower-quality investments than for higher-quality investments.

While there were outliers such as the Commonwealth of Puerto Rico [see “In the News” on page 9], the State of Illinois, and the City of Chicago, we saw indications that the overall health of the municipal bond market continued to improve along with

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Short-Term Municipal Income Fund

the strengthening U.S. economy. According to Moody’s, the ratio of upgrades to downgrades has generally risen in recent years. We have also broadly seen progress at the state level with revenue growth and other key debt metrics.

How did Putnam Short-Term Municipal Income Fund perform against this backdrop?

Thalia: The fund lagged its benchmark, the Barclays 3-Year Municipal Bond Index, and the average return of its Lipper peer group for the 12 months ended November 30, 2015. We attribute this result to our defensive bias in the portfolio — primarily its emphasis on what we believe are high-quality bonds and its higher cash position relative to its Lipper peers.

What strategies or holdings influenced the fund’s performance during the reporting period?

Paul: We continued to manage the portfolio with a high-quality focus, with the majority of its assets invested in municipal bond securities rated A or higher. However, with many investors drawn to the relatively higher yields offered by lower-rated bonds, the resulting rally in riskier municipal bonds pushed yields for these bonds lower, narrowing credit spreads [the yield advantage that municipal bonds offer over U.S. Treasuries]. As such, our overweight positioning in investment-grade bonds rated Baa relative to the benchmark augmented performance during the period.

Credit qualities are shown as a percentage of net assets as of 11/30/15. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund	7

The fund continued to be invested in a wide range of short-term municipal bonds from around the nation.

The fund retained its emphasis on essential service revenue bonds, which have been typically issued by state and local governments to finance specific revenue-generating projects, with the projects’ receipts being used to service the debt. We believe that conditions are improving at the state and local levels but continued to underweight local general obligation bonds [G.O.] bonds relative to the benchmark, because these securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds. At the sector level, we favored power, public higher education, and land bonds in the portfolio relative to the fund’s Lipper peer group.

Finally, while the portfolio was overweight the one- and two-year part of the yield curve, our duration interest-rate positioning was a modest detractor to relative performance versus our Lipper peers, as interest rates moved slightly higher during the period. On the other hand, not owning Puerto Rico bonds was advantageous given the fiscal challenges facing the U.S. commonwealth in the aftermath of its August 1 debt payment default.

What is your outlook as 2015 comes to a close?

Thalia: For much of 2015, investors reacted to the Fed’s long-communicated plans to raise the federal funds rate off its very accommodative near-zero level — adding to the year’s noteworthy market volatility. As the calendar year came to a close, and with the Fed expressing more confidence in the U.S. economy, the central bank raised its benchmark short-term interest rate by 25 basis points, or a quarter of a percentage point, at its December policy meeting. With liftoff finally under way, the Fed communicated that its accommodative monetary policy will remain in place and that the pace of future rate increases is likely to focus on relevant data for the foreseeable future. We believe the Fed is likely to take an approach that is different than in past economic recoveries, introducing gradual rate increases that are dependent on evolving economic conditions that warrant a higher rate environment. With that said, analysts and Fed policymakers held very different views of where the central bank’s benchmark rate will be at the end of 2016.

Yields on fixed-income securities respond to a range of factors, most notably monetary policy and interest-rate expectations, as well as views about inflation, employment, and economic growth. Furthermore, changes in interest rates do not affect all bonds equally. Assuming the Fed tightens interest rates at a reasonable pace and the U.S. economy expands at a measured pace, we believe municipal bond yields are likely to rise accordingly. Since bond yields and bond prices move inversely, we can also reasonably expect to see some commensurate decline in the bonds’ underlying value. In this scenario, we currently do not foresee widespread credit challenges in 2016. On the other hand, should economic growth slow, we believe troubled issuers could face more headwinds.

With the 2016 campaign season in full swing and the presidential candidates more clearly defining their policy agendas, some candidates have discussed individual and corporate tax reform and the elimination of some loopholes and tax deductions. We would caution municipal bond investors from overreacting to discussions about changes to the tax code until after the 2016 election, when it will be clearer if reform is to become a bona fide priority. As we have seen in previous instances, headlines about isolated municipal issuers can lead to investor overreaction and temporary price dislocation. Such price action often results in investment opportunities for Putnam’s Tax Exempt team.

8	Short-Term Municipal Income Fund

Thank you, Thalia and Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

Portfolio Manager Paul M. Drury, CFA, has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Thalia and Paul, Susan A. McCormack, CFA, was part of the management team but left Putnam after the close of your fund’s reporting period.

IN THE NEWS

The U.S. Supreme Court has agreed to review a Puerto Rico debt-restructuring law that would allow some public agencies to ask bondholders to accept losses on the securities in the form of lower payments. Puerto Rico finds itself in a nine-year economic slump, struggling with ways to address its fiscal troubles, which include $72 billion in public debt. The Supreme Court may hear arguments as soon as late March of 2016, with a ruling possible by June. For years, Puerto Rico has borrowed heavily despite lackluster economic growth. The high court said in early December that it would hear an appeal by the Commonwealth to reinstate a law that would allow some public agencies to accept lower payments. The law, called the Recovery Act, would affect about $22 billion of Puerto Rico’s $72 billion in debt. A U.S. federal court in Puerto Rico ruled against the law in February 2015, and a U.S. appeals court in July affirmed the decision.

Short-Term Municipal Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	1.25%	0.24%	0.73%	0.73%	0.14%	0.14%	1.12%	0.36%	1.93%
Annual average	0.46	0.09	0.27	0.27	0.05	0.05	0.41	0.13	0.71

1 year	0.23	–0.78	0.02	–0.97	–0.28	–1.28	0.18	–0.57	0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/15

	Barclays 3-Year Municipal	Lipper Short Municipal Debt
	Bond Index	Funds category average*

Life of fund	3.30%	1.30%
Annual average	1.21	0.48

1 year	0.94	0.27

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 11/30/15, there were 99 and 90 funds, respectively, in this Lipper category.

10	Short-Term Municipal Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,073 and $10,014, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,036. A $10,000 investment in the fund’s class Y shares would have been valued at $10,193.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	1.21%	0.19%	0.67%	0.67%	0.04%	0.04%	1.07%	0.31%	1.90%
Annual average	0.43	0.07	0.24	0.24	0.01	0.01	0.38	0.11	0.68

1 year	0.24	–0.76	0.04	–0.95	–0.18	–1.18	0.19	–0.56	0.49

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Short-Term Municipal Income Fund	11

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income[1]	$0.052604		$0.032425	$0.001999	$0.047660		$0.077818

Capital gains[2]	—		—	—	—		—

Total	$0.052604		$0.032425	$0.001999	$0.047660		$0.077818

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/14	$10.04	$10.14	$10.04	$10.04	$10.04	$10.12	$10.04

11/30/15	10.01	10.11	10.01	10.01	10.01	10.09	10.01

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	0.71%	0.70%	0.51%	0.01%	0.66%	0.66%	0.96%

Taxable equivalent[4]	1.25	1.24	0.90	0.02	1.17	1.17	1.70

Current 30-day SEC yield
(with expense limitation)[5,6]	N/A	0.47	0.29	–0.21	N/A	0.43	0.73

Taxable equivalent[4]	N/A	0.83	0.51	–0.37	N/A	0.76	1.29

Current 30-day SEC yield
(without expense limitation)[6]	N/A	–0.55	–0.75	–1.29	N/A	–0.60	–0.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Short-Term Municipal Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/14*	0.60%	0.80%	1.35%	0.65%	0.35%

Total annual operating expenses for the fiscal
year ended 11/30/14	1.42%	1.62%	2.17%	1.47%	1.17%

Annualized expense ratio for the six-month
period ended 11/30/15†	0.61%	0.81%	1.11%‡	0.66%	0.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.06	$4.07	$5.57	$3.31	$1.81

Ending value (after expenses)	$1,003.50	$1,002.50	$1,001.00	$1,003.30	$1,004.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.09	$4.10	$5.62	$3.35	$1.83

Ending value (after expenses)	$1,022.01	$1,021.01	$1,019.50	$1,021.76	$1,023.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles

Short-Term Municipal Income Fund	15

or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Short-Term Municipal Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short-Term Municipal Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18	Short-Term Municipal Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

Short-Term Municipal Income Fund	19

Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.35% of its average net assets through at least March 30, 2017. During its fiscal year ending in 2014, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered

20	Short-Term Municipal Income Fund

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper peer group (Lipper Short Municipal Debt Funds) for the one-year period ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2014, there were 99 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance

Short-Term Municipal Income Fund	21

information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Short-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Fund Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short-Term Municipal Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short-Term Municipal Income Fund as of November 30, 2015, the results of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 8, 2016

24	Short-Term Municipal Income Fund

The fund’s portfolio 11/30/15 ÿ

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FHA Insd. Federal Housing Administration Insured
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company

MUNICIPAL BONDS AND NOTES (94.7%)*	Rating**	Principal amount	Value

Alabama (1.4%)
Pub. School &. College Auth. Rev. Bonds,
Ser. A, 5s, 5/1/18	Aa1	$185,000	$202,817

			202,817
Arizona (3.2%)
AZ Agricultural Impt. & Pwr. Dist. Elec.
Syst. Rev. Bonds
Ser. B, 4s, 1/1/16	Aa1	25,000	25,079
Ser. A, 3s, 1/1/16	Aa1	35,000	35,082

AZ State Hlth. Fac. Auth. Rev. Bonds
(Banner Hlth.), Ser. A, 5s, 1/1/17	AA–	50,000	52,338

Gilbert, Pub. Facs. Rev. Bonds, 5s, 7/1/18	Aa1	100,000	110,207

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 3 3/4s, 7/1/24	BB+	25,000	25,036

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS School, Inc.), 3s, 7/1/20	BB	25,000	24,904

Pima Cnty., Regl. Trans. Fund Excise Tax Rev.
Bonds, 5s, 6/1/16	AA+	100,000	102,325

U. Med. Ctr. Corp. Rev. Bonds, U.S. Govt. Coll., 5s,
7/1/17 (Escrowed to maturity)	AAA/P	75,000	79,941

			454,912
California (9.8%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(O’Connor Woods), 3s, 1/1/16	AA–	70,000	70,164

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Northern
CA Retirement Officers), 4s, 1/1/16	AA–	50,000	50,158

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/2/18) (Southern CA Edison Co.),
1 3/8s, 4/1/28	Aa3	75,000	75,318

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
AGM, 5s, 11/15/19	AA	100,000	113,910
(Henry Mayo Newhall Memorial Hosp.), 5s,
10/1/16 (Escrowed to maturity)	AA–	45,000	46,724

Chula Vista, Muni. Fin. Auth. Special Tax
Bonds, 5s, 9/1/16	BBB+	75,000	76,720

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4s, 9/1/17	A–	25,000	26,320

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5s, 6/1/17	A1	50,000	53,152

Short-Term Municipal Income Fund	25

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

California cont.
Indian Wells, Redev. Agcy. Successor Tax
Allocation Bonds (Cons. Whitewater Redev.
Project), Ser. A, AGM, 4s, 9/1/18	AA	$100,000	$107,114

Irvine, Special Tax Bonds (Cmnty. Fac. Dist.
No. 2005), Ser. 2, 4s, 9/1/18	BBB	75,000	79,026

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 1), 4s, 9/2/16	BBB+	50,000	51,004

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	21,991

Modesto, Irrigation Dist. Elec. Rev. Bonds,
Ser. A, 5s, 7/1/19	A+	30,000	33,902

North Natomas, Cmnty. Fac. Special Tax Bonds,
Ser. E, 5s, 9/1/16	BBB+	75,000	77,133

Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	45,280
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA	40,000	41,077

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, 5s, 8/1/16	BBB+/P	75,000	77,047

Roseville, Special Tax Bonds (Westpark Cmnty.
Pub. Facs. District No. 1), 4s, 9/1/19	BBB–/P	40,000	42,307

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A, 4s, 8/15/17	BBB+	50,000	52,470

U. of CA Rev. Bonds, Ser. AO, 5s, 5/15/19	Aa2	200,000	227,354

			1,368,171
Colorado (0.9%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5s, 11/15/16	A2	75,000	78,128
4s, 11/15/17	A1	20,000	21,128

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1,
NATL, 5 1/4s, 9/1/18	AA–	20,000	22,243

			121,499
Connecticut (1.3%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (7/21/16) (Yale U.), Ser. A, 1.35s, 7/1/42	Aaa	75,000	75,464

CT State Special Tax Oblig. Rev. Bonds
(Trans. Infrastructure), Ser. B, 5s, 8/1/19	AA	100,000	113,416

			188,880
District of Columbia (0.5%)
DC G.O. Bonds, Ser. C, AGM, 5s, 6/1/16	Aa1	75,000	76,740

			76,740
Florida (3.5%)
Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5 3/8s, 6/1/16	A1	15,000	15,369

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5 1/8s, 8/15/20	A3	30,000	34,040
(Baptist Hosp., Inc.), 5s, 8/15/18	A3	60,000	65,335

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr.), Ser. A, 4s, 10/1/16	A2	50,000	51,435

FL State U. Board of Governors Rev. Bonds,
5 1/4s, 7/1/17	Aa2	105,000	112,500

26	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
Jea, Elec. Syst. Rev. Bonds, Ser. D, 4s, 10/1/17	Aa3	$100,000	$105,794

South Broward, Hosp. Dist. Rev. Bonds
(South Broward Hosp. Dist.), 4s, 5/1/16	Aa3	100,000	101,519

			485,992
Georgia (3.0%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds,
Ser. B, 5s, 1/1/16	A1	25,000	25,102

Bartow Cnty., Dev. Auth. Mandatory Put Bonds
(8/10/17) (GA Power Co. — Plant Bowen),
2 3/8s, 9/1/29	A3	100,000	102,140

GA State G.O. Bonds, Ser. E-2, 4s, 9/1/17	Aaa	125,000	132,206

Muni. Election Auth. of GA Rev. Bonds
(Vogtle Units 3&4), Ser. JB, 5s, 4/1/18	A+	145,000	158,170

			417,618
Hawaii (0.8%)
HI State G.O. Bonds, 5s, 8/1/19	Aa2	100,000	113,801

			113,801
Illinois (6.4%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/21	BBB+	50,000	52,983
5s, 1/1/19	BBB+	50,000	52,542

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5s, 1/1/17	A2	100,000	104,575
Ser. D, AGM, 4s, 1/1/18	AA	75,000	79,009

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5s, 6/1/18	A	100,000	107,340

Chicago, Waste Wtr. Transmission Rev. Bonds
NATL, 5 1/2s, 1/1/17	AA–	50,000	52,218
Ser. C, 5s, 1/1/19	A	100,000	108,848

Chicago, Wtr. Reclamation Dist. G.O. Bonds,
Ser. C, 5s, 12/1/15	AAA	105,000	105,000

Cook Cnty., G.O. Bonds (Arlington Heights Twp.
Dist. No. 21), NATL, 4s, 12/1/15	Aa1	25,000	25,000

IL State G.O. Bonds, 5s, 7/1/17	A–	50,000	52,710

IL State Rev. Bonds, NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	41,092

IL State Toll Hwy. Auth. Rev. Bonds,
Ser. D, 5s, 1/1/19	Aa3	100,000	111,383

			892,700
Louisiana (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/16	A	50,000	50,994

			50,994
Maryland (3.8%)
Baltimore Cnty., G.O. Bonds, Ser. B, 5s, 8/1/18	Aaa	100,000	110,784

Dept. of Trans. Cons. Rev. Bonds, Ser. B-15,
5s, 2/15/16	AAA	145,000	146,434

MD State G.O. Bonds
Ser. A, 5 1/4s, 3/1/16	Aaa	30,000	30,375
Ser. C, 4s, 8/15/18	Aaa	125,000	135,418

Prince George’s Cnty., G.O. Bonds, Ser. A,
4s, 9/15/18	Aaa	100,000	108,530

			531,541

Short-Term Municipal Income Fund	27

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

Massachusetts (4.8%)
MA State G.O. Bonds
Ser. C, AGM, 4s, 8/1/16	Aa1	$25,000	$25,614
Ser. D, 4s, 8/1/16	Aa1	30,000	30,737

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	50,000	52,487

MA State Clean Wtr. Trust Rev. Bonds
(Revolving Fund-Green Bond), 5s, 2/1/17	Aaa	100,000	105,239

MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Cmntys.), Ser. A, 3s, 1/1/17	BBB–	75,000	75,503

MA State Hlth. & Edl. Fac. Auth.
Mandatory Put Bonds (12/1/17) (Amherst
College), Ser. H, 0.8s, 11/1/33	Aaa	100,000	99,507
Mandatory Put bonds (4/1/16) (U. of MA),
Ser. A, 0.7s, 11/1/30	Aa2	50,000	50,031

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	A	25,000	25,600

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4s, 12/1/44	Aa2	190,000	202,230

			666,948
Michigan (2.2%)
MI State Bldg. Auth. Rev. Bonds (Facs. Program),
Ser. I, 5s, 4/15/19	Aa2	100,000	112,078

MI State Fin. Auth. Rev. Bonds (Detroit Wtr. &
Swr.), Ser. C-8, 5s, 7/1/16	BBB+	50,000	51,126

MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A3	20,000	20,825
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	26,055

MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
2 3/4s, 11/15/17	BBB+/F	75,000	75,683

Wayne Cnty., Arpt. Auth. Rev. Bonds
(Detroit Metro. Arpt.), 5s, 12/1/15	AA	25,000	25,000

			310,767
Minnesota (3.1%)
Minneapolis Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A,
4s, 11/15/18	A+	100,000	107,849

Minneapolis, G.O. Bonds, Ser. A, zero %, 12/1/15	AAA	10,000	10,000

MN State G.O. Bonds (Hwy. & Var.
Purpose), 5s, 8/1/16	Aa1	25,000	25,775

MN State Muni. Pwr. Agcy. Elec. Rev. Bonds,
5s, 10/1/16	A2	100,000	103,618

MN State Res. Hsg. Fin. Agcy. Rev. Bonds,
Ser. A, 4s, 7/1/38	Aa1	90,000	95,827

Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	36,792

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (Regions Hosp.), 5 1/4s, 5/15/17
(Prerefunded 11/15/16)	Aaa	25,000	26,127

Western MN, Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
AGM, 5s, 1/1/16	Aa3	25,000	25,099

			431,087

28	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

Mississippi (1.1%)
MS State Bus. Fin. Corp. Solid Waste Disp.
Mandatory Put Bonds (3/1/17) (Waste Mgt.,
Inc.), 1 3/8s, 3/1/27	A–2	$150,000	$150,083

			150,083
Missouri (0.8%)
MO State Hwys. & Transit Comm. Rev. Bonds
(Federal Reimbursement), Ser. A, 5s, 5/1/17	Aa1	100,000	106,144

			106,144
Montana (0.6%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3s, 12/1/43	Aa1	85,000	87,571

			87,571
Nebraska (0.8%)
NE State Pub. Pwr. Dist. Rev. Bonds,
Ser. A, 5s, 1/1/18	A1	100,000	108,463

			108,463
Nevada (0.8%)
Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 3s, 6/1/16	BBB–/P	25,000	25,125

NV State Hwy. Rev. Bonds (Motor Vehicle
Fuel Tax), 5s, 12/1/15	AAA	85,000	85,000

			110,125
New Jersey (2.8%)
NJ Inst. of Tech. Rev. Bonds, Ser. A, 5s, 7/1/21	A1	100,000	117,431

NJ State Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction)
Ser. KK, 5s, 3/1/16 (Escrowed to maturity)	A3	20,000	20,235
Ser. W, 5s, 3/1/16 (Escrowed to maturity)	AA+	25,000	25,294

NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. I,
AMBAC, 5s, 7/1/16	A2	50,000	51,273
(The College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	51,300

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	20,514
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	A3	25,000	25,367

Ocean Cnty., G.O. Bonds, 4s, 8/1/16	Aaa	75,000	76,826

			388,240
New Mexico (1.1%)
Farmington, Poll. Control Mandatory Put Bonds
(4/1/20) (Southern CA Edison Co.), Ser. A,
1 7/8s, 4/1/29	Aa3	150,000	151,043

			151,043
New York (14.3%)
Build NY City Resource Corp. Rev.
Bonds, 3s, 7/1/17	A+	100,000	103,234

Monroe Cnty., G.O. Bonds, BAM, 4s, 6/1/19	AA	100,000	108,409

Nassau Cnty., Local Econ. Assistance Corp. Rev.
Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	25,495

New York, G.O. Bonds, Ser. I-1, 5s, 3/1/18	Aa2	200,000	218,036

Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. B, 5s, 4/1/19	Baa1	150,000	165,843

NY City, Indl. Dev. Agcy. Special Fac. Mandatory
Put Bonds (8/1/16) (JFK Intl. Arpt.),
Ser. B, 2s, 8/1/28	BB/P	50,000	50,095

Short-Term Municipal Income Fund	29

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	$85,000	$90,447
(State U. Edl. Fac.), Ser. A, 4s, 5/15/17	AA	200,000	209,356

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (The New School), 4s, 7/1/16	A3	50,000	51,006

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(School Dists. Funding Program), Ser. F, AGM,
5s, 10/1/17	AA	75,000	80,633
(St. John’s U.), Ser. A, 4s, 7/1/20	A3	100,000	110,786

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5s, 2/15/19	AAA	100,000	112,329

NY State Thruway Auth. Rev. Bonds,
Ser. A-2, 4s, 4/1/16	AA	50,000	50,619

NY State Thruway Auth. Local Hwy. &
Bridge Rev. Bonds
5s, 4/1/16	AA	50,000	50,783
Ser. A, 5s, 4/1/16	AA	100,000	101,565

NY State Urban Dev. Corp. Rev. Bonds
(State Personal Income Tax), Ser. A, 5s, 3/15/16	AAA	100,000	101,367

Port Auth. of NY & NJ Rev. Bonds
Ser. 178, 5s, 12/1/16	Aa3	100,000	104,499
Ser. 193rd, 4s, 10/15/18	Aa3	100,000	107,836

Rockland Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/17	AA	100,000	104,844

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	50,621

			1,997,803
North Carolina (0.9%)
Guilford Cnty., G.O. Bonds, Ser. C, 5s, 10/1/18	Aaa	100,000	111,243

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (The Forest at Duke, Inc.), 4.6s, 9/1/16	BBB+/F	20,000	20,267

			131,510
Ohio (4.5%)
Cincinnati, Wtr. Syst. Rev. Bonds, Ser. B,
5s, 12/1/22	Aaa	100,000	121,749

Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/15	Aa1	50,000	50,000

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. A, 4 1/2s, 2/1/17	AA	140,000	146,107

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev.
Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	50,810

OH State G.O. Bonds (Higher Ed.),
Ser. C, 5s, 8/1/16	Aa1	25,000	25,777

OH State Bldg. Auth. Rev. Bonds, Ser. A,
AGM, 5s, 4/1/16	Aa2	20,000	20,315

OH State Higher Edl. Fac. Comm. Rev.
Bonds (Cleveland Clinic Hlth. Syst. Oblig.
Group), 5s, 1/1/18	Aa2	100,000	108,485

OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds,
Ser. B, 5s, 6/1/18	Aaa	100,000	110,274

			633,517

30	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

Oklahoma (0.6%)
Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A,
BAM, 5s, 6/1/17	AA	$75,000	$78,956

			78,956
Oregon (0.4%)
OR State G.O. Bonds, Ser. N, 4s, 12/1/16	Aa1	45,000	46,625

Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL, 5s,
6/15/16 (Escrowed to maturity)	Aa2	15,000	15,372

			61,997
Pennsylvania (7.2%)
Chester Cnty., G.O. Bonds, 4s, 7/15/18	Aaa	100,000	107,998

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, 5s, 7/1/21	A1	100,000	117,431

East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds
(Student Svcs., Inc.-Millersville U.), 2 1/4s, 7/1/17	Baa3	40,000	40,328

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Gannon U.), 3s, 5/1/17	Baa2	35,000	35,617

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16	Aa3	35,000	35,533

Lancaster, Indl. Dev. Auth. Rev. Bonds
(Garden Spot Village Obligated
Group), 5s, 5/1/16	BBB	75,000	75,968

PA G.O. Bonds, 5s, 3/1/16	Aa3	25,000	25,296

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Temple U.), NATL, 5s, 4/1/16	Aa3	50,000	50,748

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.6s, 10/1/17	AA+	100,000	100,646

PA State Tpk. Comm. Oil Franchise Tax Rev.
Bonds, Ser. A, AMBAC
5s, 12/1/16	AA	25,000	26,140
5s, 12/1/15	AA	40,000	40,000

Philadelphia, Gas Wks. Rev. Bonds, 5s, 8/1/19	A–	100,000	113,032

Philadelphia, School Dist. G.O. Bonds,
Ser. D, 5s, 9/1/20	A+	50,000	56,393

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, 5s, 7/1/20	A1	100,000	115,092
Ser. A, AGM, 5s, 6/15/16	AA	20,000	20,491

Pittsburgh, G.O. Bonds, Ser. B, AGM,
5 1/4s, 9/1/16	AA	50,000	51,782

			1,012,495
Tennessee (0.4%)
Kingsport, G.O. Bonds, Ser. C, AGO, 3s, 3/1/16	Aa2	50,000	50,342

			50,342
Texas (7.4%)
Austin, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
4s, 11/15/16	Aa2	100,000	103,449

Central TX Regl. Mobility Auth. Rev. Bonds,
5 3/4s, 1/1/17	BBB+	75,000	78,361

Frisco, G.O. Bonds, Ser. A, AGM, 3 5/8s, 2/15/16	Aa1	100,000	100,706

Galena Park, G.O. Bonds (School Bldg.), PSFG,
5 1/2s, 8/15/16	Aaa	25,000	25,912

Short-Term Municipal Income Fund	31

MUNICIPAL BONDS AND NOTES (94.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
Lower CO River Auth. Rev. Bonds, Ser. A
5s, 5/15/21	A2	$100,000	$116,710
5s, 5/15/20	A2	100,000	114,547

Northside, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 4s, 2/15/18	Aaa	100,000	106,760

San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	100,000	100,639

Spring Branch, Indpt. School Dist. G.O. Bonds,
Ser. A, PSFG, 5s, 2/1/17	Aaa	100,000	105,191

U. of Texas Rev. Bonds, Ser. B, 3s, 8/15/17	Aaa	100,000	103,897

Waco, Hlth. Fac. Dev. Corp. Rev. Bonds
(Hillcrest Health Syst., Inc.), Ser. A, NATL, FHA
Insd., 4 1/2s, 8/1/35 (Prerefunded 8/1/16)	AA–	85,000	87,332

			1,043,504
Virginia (1.8%)
Richmond, Pub. Impt. G.O. Bonds,
Ser. A, 5s, 3/1/19	AA+	230,000	258,902

			258,902
Washington (2.0%)
Energy Northwest Rev. Bonds
(Wind Project), 5s, 7/1/17	A2	100,000	106,441

King Cnty., G.O. Bonds, Ser. D, 5s, 1/1/16	AAA	50,000	50,206

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	36,706

Vancouver, Downtown. Redev. Auth. Rev. Bonds
(Conference Ctr.), Ser. A, 3s, 1/1/16	AA+	90,000	90,176

			283,529
West Virginia (0.9%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3 1/4s, 5/1/19	Baa1	50,000	52,298

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19) (Appalachian
Pwr. Co. — Amos), Ser. A, 1.9s, 3/1/40	Baa1	75,000	75,192

			127,490
Wisconsin (1.2%)
Madison Cnty., G.O. Bonds (Madison Area Tech.
College), Ser. B, 2s, 3/1/16	Aaa	45,000	45,183

WI State G.O. Bonds, Ser. 1, AMBAC, 5s, 5/1/16	Aa2	50,000	50,971

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Three Pillars Sr. Living), 3s, 8/15/16	A–/F	75,000	76,098

			172,252

TOTAL INVESTMENTS

Total investments (cost $13,222,235)			$13,268,433

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $14,016,958.

32	Short-Term Municipal Income Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	18.2%
Local debt	15.2
State debt	11.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$13,268,433	$—

Totals by level	$—	$13,268,433	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund	33

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $13,222,235)	$13,268,433

Cash	603,963

Interest and other receivables	159,228

Receivable for investments sold	5,000

Receivable from Manager (Note 2)	32,975

Prepaid assets	15,069

Total assets	14,084,668

LIABILITIES

Payable for shares of the fund repurchased	10,210

Payable for custodian fees (Note 2)	3,743

Payable for investor servicing fees (Note 2)	1,724

Payable for Trustee compensation and expenses (Note 2)	293

Payable for administrative services (Note 2)	59

Payable for distribution fees (Note 2)	4,449

Payable for auditing and tax fees	36,650

Payable for reports to shareholders	9,533

Distributions payable to shareholders	320

Other accrued expenses	729

Total liabilities	67,710

Net assets	$14,016,958

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,974,846

Undistributed net investment income (Note 1)	721

Accumulated net realized loss on investments (Note 1)	(4,807)

Net unrealized appreciation of investments	46,198

Total — Representing net assets applicable to capital shares outstanding	$14,016,958

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,151,243 divided by 1,013,987 shares)	$10.01

Offering price per class A share (100/99.00 of $10.01)*	$10.11

Net asset value and offering price per class B share ($79,030 divided by 7,896 shares)**	$10.01

Net asset value and offering price per class C share ($141,055 divided by 14,096 shares)**	$10.01

Net asset value and redemption price per class M share ($70,833 divided by 7,077 shares)	$10.01

Offering price per class M share (100/99.25 of $10.01)*	$10.09

Net asset value, offering price and redemption price per class Y share
($3,574,797 divided by 357,151 shares)	$10.01

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34	Short-Term Municipal Income Fund

Statement of operations Year ended 11/30/15

INTEREST INCOME	$168,877

EXPENSES

Compensation of Manager (Note 2)	51,233

Investor servicing fees (Note 2)	10,147

Custodian fees (Note 2)	7,361

Trustee compensation and expenses (Note 2)	856

Distribution fees (Note 2)	26,938

Administrative services (Note 2)	392

Reports to shareholders	15,385

Auditing and tax fees	43,313

Blue sky expense	64,505

Other	1,829

Fees waived and reimbursed by Manager (Note 2)	(142,119)

Total expenses	79,840

Expense reduction (Note 2)	(26)

Net expenses	79,814

Net investment income	89,063

Net realized gain on investments (Notes 1 and 3)	3,751

Net unrealized depreciation of investments during the year	(35,671)

Net loss on investments	(31,920)

Net increase in net assets resulting from operations	$57,143

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund	35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$89,063	$69,144

Net realized gain (loss) on investments	3,751	(4,655)

Net unrealized appreciation (depreciation) of investments	(35,671)	44,292

Net increase in net assets resulting from operations	57,143	108,781

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(10)	(43)

Class B	—	—

Class C	—	—

Class M	—	—

Class Y	(4)	(12)

From tax-exempt net investment income
Class A	(51,439)	(46,382)

Class B	(274)	(155)

Class C	(23)	(12)

Class M	(337)	(253)

Class Y	(36,412)	(21,705)

Increase (decrease) from capital share transactions (Note 4)	1,344,127	(5,885,432)

Total increase (decrease) in net assets	1,312,771	(5,845,213)

NET ASSETS

Beginning of year	12,704,187	18,549,400

End of year (including undistributed net investment income
of $721 and $157, respectively)	$14,016,958	$12,704,187

The accompanying notes are an integral part of these financial statements.

36	Short-Term Municipal Income Fund

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Short-Term Municipal Income Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%)[a]	(in thousands)	(%)[b,c,d]	net assets (%)[c,d]	(%)

Class A
November 30, 2015	$10.04	.05	(.03)	.02	(.05)	(.05)	$10.01	.23	$10,151.60		.52	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405.60		.38	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—*[f]

Class B
November 30, 2015	$10.04	.03	(.03)	—[e]	(.03)	(.03)	$10.01	.02	$79.80		.33	45
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89.79		.24	36
November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—*[f]

Class C
November 30, 2015	$10.04	—[e]	(.03)	(.03)	—[e]	—[e]	$10.01	(.28)	$141	1.11	.03	45
November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116.99		.01	36
November 30, 2013†	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*	—*[g]	—*[f]

Class M
November 30, 2015	$10.04	.05	(.03)	.02	(.05)	(.05)	$10.01	.18	$71.65		.48	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71.65		.36	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—*[f]

Class Y
November 30, 2015	$10.04	.08	(.03)	.05	(.08)	(.08)	$10.01	.48	$3,575.35		.75	45
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024.35		.65	36
November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—*[f]

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

November 30, 2015	0.94%

November 30, 2014	1.02

November 30, 2013	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	11/30/15	11/30/14	11/30/13

Class A	N/A	N/A	0.01%

Class B	N/A	0.01	0.02

Class C	0.24%	0.36%	0.33

Class M	N/A	N/A	0.01

Class Y	N/A	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

38	Short-Term Municipal Income Fund	Short-Term Municipal Income Fund	39

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

40	Short-Term Municipal Income Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

N/A	$4,807	$4,807

Short-Term Municipal Income Fund	41

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$55,043
Unrealized depreciation	(8,845)

Net unrealized appreciation	46,198
Undistributed tax-exempt income	1,040
Capital loss carryforward	(4,807)
Cost for federal income tax purposes	$13,222,235

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $38,636 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $103,186 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $297 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Class A	$—	Class M	—

Class B	—	Class Y	—

Class C	297	Total	$297

42	Short-Term Municipal Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,633	Class M	47

Class B	56	Class Y	3,330

Class C	81	Total	$10,147

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $26 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00% and 0.30% of the average net assets

Short-Term Municipal Income Fund	43

attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$25,124	Class M	212

Class B	383	Total	$26,938

Class C	1,219

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4 and no monies from the sale of class A and class M shares, respectively, and received $3 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$7,564,327	$5,923,905

U.S. government securities (Long-term)	—	—

Total	$7,564,327	$5,923,905

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	675,063	$6,754,198	637,025	$6,393,596

Shares issued in connection with
reinvestment of distributions	4,793	48,026	2,369	23,786

	679,856	6,802,224	639,394	6,417,382

Shares repurchased	(602,497)	(6,033,659)	(1,175,242)	(11,801,106)

Net increase (decrease)	77,359	$768,565	(535,848)	$(5,383,724)

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	—	$—	6,046	$60,631

Shares issued in connection with
reinvestment of distributions	28	274	15	155

	28	274	6,061	60,786

Shares repurchased	(951)	(9,521)	(84)	(842)

Net increase (decrease)	(923)	$(9,247)	5,977	$59,944

44	Short-Term Municipal Income Fund

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	2,546	$25,469	7,296	$73,236

Shares issued in connection with
reinvestment of distributions	2	23	1	12

	2,548	25,492	7,297	73,248

Shares repurchased	—	—	(13,200)	(132,373)

Net increase (decrease)	2,548	$25,492	(5,903)	$(59,125)

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	34	337	25	252

	34	337	25	252

Shares repurchased	—	—	—	—

Net increase	34	$337	25	$252

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	538,883	$5,397,068	165,185	$1,656,837

Shares issued in connection with
reinvestment of distributions	3,606	36,127	2,163	21,713

	542,489	5,433,195	167,348	1,678,550

Shares repurchased	(486,458)	(4,874,215)	(217,413)	(2,181,329)

Net increase (decrease)	56,031	$558,980	(50,065)	$(502,779)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	302,307	29.8%	$3,026,093

Class B	1,006	12.7	10,070

Class C	1,000	7.1	10,010

Class M	1,010	14.3	10,110

At the close of the reporting period, a shareholder of record owned 5.7% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund	45

Federal tax information (Unaudited)

The fund has designated 99.98% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

46	Short-Term Municipal Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Short-Term Municipal Income Fund	47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48	Short-Term Municipal Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Short-Term Municipal Income Fund	49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

50	Short-Term Municipal Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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298217 1/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$38,109	$ —	$5,100	$ —
November 30, 2014	$37,009	$ —	$5,000	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,100 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016